Bayview 2016 – RN1
For: Bayview Fund Management LLC
By: American Mortgage Consultants, Inc.
April 15, 2016

This report summarizes the process and findings of reviews performed by AMC Diligence, LLC ("AMCD") or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC. ("JCIII"; formerly doing business as JCIII & Associate, Inc. and together with AMC Diligence, LLC referred to collectively as "AMC") on mortgage loans sold to an affiliate of Bayview Fund Management LLC ("Client") from various transactions.

PROJECT SCOPE AND PROCEDURES
A. Compliance Review
AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

FOR PRE-JANUARY 10, 2014 LOANS

(I) Federal Truth in Lending Act ("TILA"), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)
failure to provide the three (3) business day rescission period; and (vi) any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures,

b)	TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	(iv) compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act ("RESPA"), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06

(IV) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(V) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to "high-cost" loans, "covered" loans, "higher-priced" loans, "home" loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VI) Federal and state specific late charge and prepayment penalty provisions;

(VII) Document Review
AMC reviewed each loan file and verified if the following documents, if applicable for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
•	Copy of note for any junior liens
•	Title/Preliminary Title
•	Initial TIL
•	Final TIL
•	Initial and final GFE's
•	Changed circumstance documentation
•	Final HUD-1
•	Right of Rescission Disclosure
•	Mortgage/Deed of Trust
•	Note
•	Mortgage Insurance
•	Subordination Agreement
•	FACTA disclosures
•	Certain other disclosures related to the enumerated tests set forth in section VII.

FOR POST-JANUARY 10, 2014 LOANS

(I) Federal Truth in Lending Act ("TILA"), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
f)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)
failure to provide the three (3) business day rescission period; and (vi) any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;

g)	TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and (v) timing of initial and re-disclosed TIL(s);
h)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
i)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

j)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.;
k)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC's review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

l)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
m)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
n)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
o)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act ("RESPA"), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
e)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
f)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
g)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

h)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank") amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan's originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan's status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator's loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the "points and fees" exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.
For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan's actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator's determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities ("Authorities"). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC's review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other	written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VI) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to "high-cost" loans, "covered" loans, "higher-priced" loans, "home" loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VIII) Federal and state specific late charge and prepayment penalty provisions.

(IX) Recording Review
AMC noted the presence of recorded documents, when available. If not available, AMC reviewed the loans and thus have not yet been recorded. AMC verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this Section 7, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(X) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser's supervisor, were licensed and in good standing at the time the appraisal was completed.

(XI) Document Review
AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:
•	Initial application (1003);
•	Underwriting summary / loan approval (1008);
•	Credit report;
•	Income and employment documentation;
•	4506T
•	Asset documentation;
•	Sales contract;
•	Hazard and/or flood insurance policies;
•	Copy of note for any junior liens
•	Appraisal;
•	Title/Preliminary Title
•	Initial TIL
•	Final 1003
•	Final TIL
•	HUD from sale of previous residence

•	Initial and final GFE's
•	Changed circumstance documentation
•	Final HUD-1
•	Right of Rescission Disclosure
•	Mortgage/Deed of Trust
•	Note
•	Mortgage Insurance
•	Tangible Net Benefit Disclosure
•	Subordination Agreement
•	FACTA disclosures
•	Notice of Special Flood Hazards
•	Certain other disclosures related to the enumerated tests set forth in section 7.

GENERAL
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

REVIEW RESULTS AND DEAL NOTES – COMPLIANCE

A. Type of assets that were reviewed
AMC performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans were purchased by an affiliate of Bayview Fund Management LLC ("Client") in multiple bulk transactions during various periods from 2014 to 2016, and were reviewed by AMC on behalf of such party. The mortgage loans were originated by multiple originators under various underwriting guidelines and origination programs. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

B. Sample Size of the assets reviewed
The Review was conducted on 1,627 mortgage loans (the "Original AMC Population") within a larger securitization population (the "Original Securitization Population"). The Original AMC Population covered an aggregate original principal balance of approximately $246.7 million.

After initial reports were produced to the rating agencies, a total of 146 loans totaling approximately $24.0 million were dropped from the Original Securitization Population for reasons that are unknown to AMC. After these drops, the Review covered 1,481 loans (the "Final AMC Population").

C. Determination of the sample size and computation
The Final AMC Population is a subset of all mortgage loans in the loans included in the securitization (the "Final Securitization Population"). AMC does not know what percentage of total mortgage loans, if any, in the Final Securitization Population may have been reviewed by a third party due diligence provider and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall Final Securitization Population.

D. Quality or integrity of information or data about the assets: review and methodology.
As part of the initial acquisition review, AMC compared certain data fields on the bid tapes provided by Client to the data found in the actual file as captured by AMC. Client has not asked AMC to provide the data integrity portion of our acquisition reviews for consideration in the securitization. A separate data integrity review may have been completed by Client for purpose of the securitization.

E. Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable for 1,477 loans in the Final AMC Population; however, four (4) loans in the Final AMC Population included compliance testing for regulations in existence post January 10, 2014. Such regulations may consider underwriting guidelines in the determination of the compliance status for the underlying mortgage loan. The scope of the compliance review for post January 10, 2014 mortgage loans is discussed in greater detail in Section 7.

F.  Grading and Exceptions
Pursuant to the applicable NRSRO criteria and taking into consideration further clarifying statements from the rating agencies including written and verbal guidance given during the course of this and other transactions, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

The Review was conducted on Original AMC Population of 1,627 mortgage loans covering an aggregate original principal balance of approximately $246.7 million. After initial reports were produced to the rating agencies, a total of 146 loans totaling approximately $24.0 million were dropped from the Original Securitization Population for reasons that are unknown to AMC. After these drops, the Review covered the 1,481 loans in the Final AMC Population. All tables below are based upon the Final AMC Population of 1,481 loans.

After all documents were presented, 1,358 (91.70%) of the mortgage loans had exceptions; however, only 233 (15.73%) of the mortgage loans had exceptions that triggered a C or D rating under DBRS's rating criteria. Two loans in the population were identified as Missing Files at the time of the review and therefore, no grade has been assigned. Of the 1,481 mortgage loans, 1,144 were originally reviewed by JCIII and 337 were reviewed by AMCD.

Utilizing the relevant DBRS and Morningstar grading criteria, within the Original AMC Population there were 123 mortgage loans with an "A" Compliance Grade, 1,123 with a "B" Compliance Grade, 140 with a "C" Compliance Grade, and 93 with a "D" Compliance Grade. Two loans in the population were identified as Missing Files at the time of the review and therefore, no grade has been assigned.

For the 1,123 mortgage loans with a Compliance Grade of "B", the exceptions noted were generally either individually or a combination of TILA violations outside of the seasoning period as noted above, missing FACTA disclosures, prepay penalties outside of allowable state requirements where the penalty period had expired or other missing documents or RESPA violations that were not considered to be material or were outside the statute of limitations.

For the 140 mortgage loans with a Compliance Grade of "C", while a loan may have more than one of these exceptions, 86 loans were missing the initial application in the file therefore, compliance testing was completed using a date 30 days prior to the note date and 23 had missing FHA mortgage insurance certificates which are required for the terms of the mortgage insurance in order to complete TILA testing and several loans had other state non-compliant exceptions.

The 93 mortgage loans with a Compliance Grade of "D" were missing documents considered to be material for compliance testing including 88 loans with missing or incomplete final HUD-1s and 5 loans where the file provided was incomplete with insufficient documents to complete compliance testing.

AMC Consolidated
Compliance: Event Level	Loan Count	% of Loans
A	123	8.31%
B	1,123	75.83%
C	140	9.45%
D	93	6.28%
Unknown	2	0.14%
Total	1,481	100.00%

AMC Diligence, LLC
Compliance: Event Level	Loan Count	% of Loans
A	52	15.43%
B	139	41.25%
C	81	24.04%
D	63	18.69%
Unknown	2	0.59%
Total	337	100.00%

JCIII & Associates, LLC
Compliance: Event Level	Loan Count	% of Loans
A	71	6.21%
B	984	86.01%
C	59	5.16%
D	30	2.62%
Total	1,144	100.00%

COMPLIANCE RESULTS SUMMARY (1,481 Mortgage Loans)

Exception Listing
Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party's review. The percentage of mortgage loans reflects the percentage of mortgage loans reviewed by each respective party (AMCD or JCIII) and not the total of all mortgage loans reviewed.

AMC Diligence, LLC (337 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 grade may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	Initial Loan Application Status	86	25.52%
	Missing Document: Final HUD-1	47	13.95%
	Texas Cash Out: Non- Compliant	47	13.95%
	Missing Document: FHA Mortgage Insurance Certificate not provided	23	6.82%
	Missing Document: 1003 Initial not provided	7	2.08%
	Missing Document: Incomplete loan images/file	5	1.48%
	TIL Error: Final TIL signed by all required parties is blank	4	1.19%
	Note Error: Note late charge percentage exceeds maximum per state	4	1.19%
	Various HUD Errors	3	0.89%
	Missing Document: MI Certificate not provided	2	0.59%
	Missing Document: TIL Final not provided	2	0.59%
	Initial GFE not provided	2	0.59%
	Missing Document: Right to Cancel (RTC) not provided	2	0.59%
	Note Error: Note grace period days less than minimum per state	2	0.59%
	TIL Error: Borrower signature not dated.	2	0.59%
	State Compliance Failure	1	0.30%
	Initial TIL not provided	1	0.30%
Total		240

JCIII & Associates, LLC (1,144 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review as performed by JCIII. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 grade may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	Finance Charge under-disclosed >$35 for Refinance	77	6.73%
	ROR Missing	47	4.11%
	HUD-1 Missing	30	2.62%
	State Late Charge Not Standard	22	1.92%
	Finance Charge under-disclosed >$100 for Purchase	21	1.84%
	ROR Incorrect Form - Lender to Lender Not On H9/G9	15	1.31%
	TIL Missing	14	1.22%
	Federal Higher-Priced Mortgage Loan	12	1.05%
	HUD-1 Incomplete	11	0.96%
	Home Loan Provision Exception	6	0.52%
	Rescission Period under 3 days	6	0.52%
	ROR Violation Funding date is prior to or equals the ROR End Date	6	0.52%
	APR Tolerance under-disclosed 0.125	5	0.44%
	TIL Incomplete	5	0.44%
	Increase in 10% tolerance fees exceeds 10%	4	0.35%
	APR Tolerance under-disclosed 0.25	2	0.17%
	Initial GFE Missing	2	0.17%
	No tolerance fees increased at closing (Adjusted Origination Charges)	2	0.17%
	No tolerance fees increased at closing (Origination Charge)	2	0.17%
	State Grace Period Below Minimum	2	0.17%
	HUD-1 Estimated	1	0.09%
	Initial TIL Missing	1	0.09%
	Missing MA Borrower's Interest Worksheet	1	0.09%
	MN Subprime loan	1	0.09%
	No tolerance fees increased at closing (Transfer Taxes)	1	0.09%
	Note P&I Does Not Equal Final TIL P&I	1	0.09%
	Rate value(s) in TIL Rate/Payment Disclosure inaccurate	1	0.09%
Total		298